ASSIGNMENT AND ASSUMPTION AGREEMENT


      This Assignment and Assumption Agreement (the "Agreement") is entered into as of May ___, 2004 by and among Wilhelm H. Liesner (the "Seller"), on the one hand, and Laird Q. Cagan, Eric McAfee, and International Capital Advisory, Inc., a Canada corporation (collectively, the "Buyer" or "Buyers").


      WHEREAS, subject to the terms and conditions set forth herein, the Seller wishes to assign, and Buyer wishes to assume, the rights and obligations of the Seller under that certain Promissory Note dated May __, 2004, in the principal amount of U.S. $75,000, by Technology Acquisition Corporation, a Nevada corporation (the "Company"), in favor of the Seller, a copy of which is attached hereto as Exhibit A (the "Promissory Note");


      WHEREAS, this Agreement is one of a series of mutually dependent agreements and instruments for the sale of Seller's debt and stock of the Company, including a securities purchase agreement ("Securities Purchase Agreement") by and between Seller and Buyer (and others) of even date herewith.


      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. ASSIGNMENT. At the Closing (as hereinafter defined), the Seller does hereby irrevocably sell, convey, transfer, assign, grant, bargain and deliver to Buyer and its successors and assigns forever, effective as of Closing, free and clear of all liens, claims, security interests, mortgages, charges, encumbrances and other restrictions, all rights of Seller under the Promissory Note. The Seller hereby irrevocably constitutes and appoints Buyer as its true and lawful attorney, with full power of substitution, in Seller's name and stead, but on behalf and for the benefit of Buyer to demand and receive Seller's interest in the Promissory Note, and from time to time to take any and all actions in Seller's name, for the benefit of Buyer for the collection and/or reduction to possession of the Promissory Note. Such powers of attorney are coupled with an interest and are irrevocable by Seller.

      2. PURCHASE AND ASSUMPTION. In consideration for the assignment set forth in Section 1 above, Buyer has agreed to assist Seller in connection with that certain Securities Purchase Agreement referenced above. In connection therewith, at the Closing, Buyer does hereby purchase and assume, in accordance with the terms thereof, all of Seller's interest in the Promissory Note.


      3. CLOSING; AUTHORIZATION.

            (A) The closing (the "Closing") of the transaction contemplated hereunder will take place at the law office of the William M. Aul, attorney for the Seller, on May ___, 2004. The date of the Closing is referred to herein as the "Closing Date."

      4. REPRESENTATIONS AND WARRANTIES OF THE SELLER. Seller represents and warrants to Buyer that each of the statements contained in this Section 4 is true and correct as of the date hereof and as of the Closing:

            (A) VALIDITY AND ENFORCEABILITY. The execution, delivery and performance of this Agreement by the Seller is within the Seller's powers, has been duly authorized by all necessary action on the part of Seller and will not result in any violation of, be in conflict with or constitute a default under, the Company's organizational documents or any law, statute, regulation, ordinance, contract, agreement, instrument, judgment, decree or order to which the Seller is a party or by which Seller is bound. This Agreement is, and each of the other agreements and instruments of the Seller contemplated hereby will be, as of the Closing, the valid and binding obligations of the Seller, enforceable in accordance with their respective terms.

            (B) REQUIRED CONSENTS. No consent, order, authorization, or other approval, including, without limitation, any consent, order, approval or authorization of or declaration or filing with any governmental authority or any party to the Promissory Note, is required on the part of Seller for or in connection with the execution, delivery or performance of this Agreement by Seller.


            (C) ASSIGNED AGREEMENT. The Promissory Note sets forth the entire agreement and understanding between the Seller and the Company with respect to the subject matter thereof, and there have been no amendments or side or supplemental arrangements to or in respect of any such agreement, document or instrument. The Promissory Note is valid and binding and in full force and effect. There is no event which has occurred or existing condition which constitutes or which, with notice, the happening of an event and/or the passage of time, would constitute a material default or breach under the Promissory Note by Seller, or give rise to any right of termination or cancellation by any party other than Seller. The provisions of the Promissory Note are effective to create (and have created) in favor of and for the benefit of Seller, and at and after the Closing, the Buyer, legal, valid, enforceable interests. At the Closing, Buyer shall acquire from Seller all of his rights under the Promissory Note, free and clear of all liens, claims, security interests, mortgages, charges, encumbrances and other restrictions, and Buyers expressly reserves the right to assign rights in the promissory note to designates of Buyers.

            (D) REPRESENTATIONS AND WARRANTIES OF THE STOCK PURCHASE AGREEMENT. In connection with the execution of this Agreement, the Seller has also entered into the Securities Purchase Agreement. The Buyer is a designated third party beneficiary of the representations and warranties and indemnification made by Seller and the Company in Sections 4 and 7 of such Securities Purchase Agreement, and those respective Sections of the Securities Purchase Agreement are incorporated herein by reference as an inducement for Buyer to enter into this Agreement.


      5. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to the Seller that each of the statements contained in this Section 5 is true and correct as of the date hereof and as of the Closing:

            (A) VALIDITY AND ENFORCEABILITY. The execution, delivery and performance of this Agreement by Buyer and the other instruments and agreements contemplated hereby are within

Buyer's powers, have been duly authorized by all necessary action on the part of the Buyer and will not result in any violation of, be in conflict with or any material law, statute, regulation, ordinance, contract, agreement, instrument, judgment, decree or order to which Buyer is a party or by which Buyer is bound. This Agreement is, and each of the other agreements and instruments of Buyer contemplated hereby will be, the valid and binding obligations of Buyer, enforceable in accordance with their respective terms.


            (B) REQUIRED CONSENTS. No consent, order, authorization, or other approval, including, without limitation, any consent, order, approval or authorization of or declaration or filing with any governmental authority or any third party, is required on the part of Buyer for or in connection with the execution, delivery or performance of this Agreement by Buyer.


      6. INDEMNIFICATION. The representations, warranties and covenants contained herein shall survive indefinitely after the Closing and any investigation made by or on behalf of Buyer or the Seller. The Seller shall, indemnify and hold harmless the Buyer from any and all claims, liabilities, obligations, costs (including reasonable attorneys' fees), damages, losses and expenses of any nature ("Damages") relating to or arising out of any breach of any representation, warranty, covenant or agreement of the Seller contained herein. Buyer shall indemnify and hold harmless the Seller from any Damages relating to or arising out of any breach of any representation, warranty, covenant or agreement of Buyer contained herein.

      7. COUNTERPARTS; HEADINGS. This Agreement may be executed in two or more counterparts, all of which shall together constitute one and the same instruments. One or more counterparts may be delivered via telecopier, and any such telecopied counterpart shall have the same force and effect as an original counterpart hereof. The headings herein are inserted for convenience of reference only and shall be ignored in the construction or interpretation hereof.


      8. NOTICES. Any notices or other communications required or permitted to be given hereunder shall be made in writing and shall be sufficiently given if delivered in person or mailed by registered or certified mail, return receipt requested, or sent by nationally recognized overnight delivery service, addressed (a) if to any of the Buyers, to Laird Q. Cagan, 10600 N. De Anza Blvd, Suite 250, Cupertino, CA 95014 and (b) if to Seller, at the Law Office of William M. Aul, Esq., Attorney-At-Law, 7676 Hazard Center Drive, Suite 500, San Diego, CA 92108.


      9. EXPENSES; NO PUBLICITY. All legal and other costs and expenses incurred in connection with this agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, except as otherwise provided herein. No party shall make any public disclosures or announcements concerning the transactions contemplated by this Agreement without the prior written consent of the Buyer and the Seller, except to the extent required by law.

      10. AMENDMENTS AND WAIVERS. This Agreement may be waived, modified or amended only by a writing signed by the Buyer and the Seller. No failure to exercise or delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.


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

      11. INTERPRETATION. This writing, together with Exhibits and Schedules hereto, embodies the entire agreement and understanding between the parties with respect to the transaction contemplated by this Agreement and supersedes all prior discussions, understandings and agreements concerning the matters covered hereby. If any provision of this Agreement is unenforceable or illegal, such provision shall be enforced to the fullest extent permitted by law and the remainder of the Agreement shall remain in full force and effect if agreed to in writing by the Buyer. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and the other agreements contemplated herein. In the event an ambiguity or question of intent or interpretation arises under any provision of this Agreement or any other agreement contemplated herein, this Agreement and such other agreements shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authoring any of the provisions of this Agreement or any other agreements contemplated herein. Nothing in the Agreement shall be construed to confer any right, benefit or remedy upon any person or entity that is not a party hereto or a permitted assignee of a party hereto. This Agreement shall be binding upon and inure to the benefit of the Seller and Buyer and to their respective successors and assigns, and shall be construed and enforced in accordance with the laws of California, without regard to the choice of law provisions thereof.

                               [SIGNATURES FOLLOW]


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

         IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as a sealed instrument as of the date first above written.


                                      BUYER



                                      -----------------------------
                                      Laird Q. Cagan, an individual


                                      -----------------------------
                                      Eric McAfee, an individual


                                      -----------------------------
                                      International Capital Advisory, Inc.



                                      SELLER



                                      -----------------------------
                                      Wilhelm H. Liesner



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

                                   SCHEDULE 1

BUYER NAME                       ADDRESS/CONTACT              AMOUNT OF NOTE

                                    EXHIBIT A

                                 PROMISSORY NOTE

                                    EXHIBIT B

                          SECURITIES PURCHASE AGREEMENT


                                       8